UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2009

HORIZON FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Washington	0-27062	91-1695422
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 Cornwall Avenue, Bellingham, Washington		98225
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code): (360) 733-3050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

G	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

G	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

G	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

G	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)(b)    On April 30, 2009, Horizon Financial Corp. (“Company”) announced that Dennis C. Joines, a director and Executive Vice President of the Company and director, President and Chief Operating Officer of Horizon Bank (“Bank”) resigned on April 28, 2009. Mr. Joines’ letter of resignation did not indicate that his resignation was in connection with any disagreement with the Company or the Bank pertaining to the Company’s or the Bank’s operations, policies or practices.  Mr. Joines served on the Company’s Executive Committee and the Bank’s Executive Committee and Commercial Loan Committee and did not serve on any other committees of the Company’s or the Bank’s respective Boards of Directors.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Horizon Financial Corp. dated April 30, 2009.

           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HORIZON FINANCIAL CORP.

Date: April 30, 2009	By:	/s/Richard P. Jacobson
Richard P. Jacobson
Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release of Horizon Financial Corp. dated April 30, 2009.

Exhibit 99.1

Press Release dated April 30, 2009